SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report December 22, 2000
                                      -------------------
                        (Date of earliest event reported)



                               TASTY BAKING COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania                    1-5084                 23-1145880
-------------------------------    ---------------------    --------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation)                                               Identification No.)

2801 Hunting Park Avenue, Philadelphia, Pennsylvania               19129
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:           (215) 221-8500
                                                              --------------



                         Exhibit Index Appears on Page 3


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
-------------------------------------------------

         On December 22, 2000, Tasty Baking Company issued a press release announcing that Ronald J. Kozich was elected to its Board of Directors and appointed to the Audit Committee, where he will serve as Chairman. Mr. Kozich is replacing James L. Everett III, who is retiring from the Board after more than 30 years of service. The press release is attached hereto and incorporated herein by reference as Exhibit 1.












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


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TASTY BAKING COMPANY

                                    By: /s/ John M. Pettine
                                       --------------------------------
                                       John M. Pettine
                                       Executive Vice President and CFO


Date: December 22, 2000























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




                                  EXHIBIT INDEX
                                  -------------

         EXHIBIT NO.                    DESCRIPTION                        PAGE
         -----------                    -----------                        ----


              1              Press Release Issued by the Company
                             on December 22, 2000.                           4



















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